SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2020

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Series A Convertible Preferred Stock, no par value	USATP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 20, 2020, USA Technologies, Inc. (the “Company”), First Data Merchant Services LLC (“First Data”), and Wells Fargo Bank, N.A., entered into a Payment Solutions Agreement (the “Agreement”).

Pursuant to the Agreement, and following the initial six month implementation period, First Data will be the Company’s primary provider (as such term is defined in the Agreement) of credit and debit card transaction processing services (including data capture, authorization, or settlement of transactions). The Agreement applies to payment transactions submitted from locations in the United States.

The term of the Agreement commenced on March 20, 2020, and following the initial six month implementation period, will continue for a five year period. The Agreement is automatically renewed for consecutive one-year periods thereafter unless the Agreement is terminated by First Data or the Company upon at least 90-days’ notice prior to the end of the initial five year period or at any time during a one-year renewal term.

The Company will pay to First Data the fees and charges set forth in the Agreement, including acquiring fees charged by First Data and fees imposed on the payment transactions by the payment organizations and networks and other third parties. The Agreement provides that First Data will provide certain incentive or other payments or credits to the Company during the term of the Agreement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, which is to be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: March 26, 2020	By:	/s/ Donald W. Layden, Jr.
Donald W. Layden, Jr.,
President and Chief Executive Officer